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                                                                    Exhibit 10.3


                                    AMENDMENT

         AMENDMENT, dated as of March 27, 2001 (the "AMENDMENT"), to the 364-DAY CREDIT AGREEMENT, dated as of March 28, 2000 (the "CREDIT AGREEMENT"; unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as defined therein) among THE CIT GROUP, INC., a Delaware corporation (the "BORROWER"), the several banks and other financial institutions from time to time parties to the Credit Agreement (the "LENDERS"), JPMorgan, a division of CHASE SECURITIES INC., as lead arranger and bookrunner (in such capacity, the "ARRANGER"), BARCLAYS BANK PLC, BANK OF AMERICA, N.A., CITIBANK, N.A. and THE DAI-ICHI KANGYO BANK, LIMITED, as syndication agents (in such capacity, the "SYNDICATION AGENTS") and THE CHASE MANHATTAN BANK ("CHASE") (in such capacity, the "ADMINISTRATIVE AGENT").

                              W I T N E S S E T H :
                              - - - - - - - - - -

         WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower; and

         WHEREAS, the Borrower has requested, and, upon this Amendment becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment;

         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises, the parties hereto hereby agree as follows:

                              SECTION I. AMENDMENTS

         1.1. AMENDMENT TO SUBSECTION 1.1. Subsection 1.1 of the Credit Agreement is hereby amended by deleting therefrom the definition of the following defined term in its entirety and inserting in lieu thereof the following new definition in proper alphabetical order:

         "TERMINATION DATE": March 26, 2002, as such date may be extended from time to time in accordance with subsection 2.7.

         1.2. AMENDMENT TO SUBSECTION 2.4(A). The first sentence of subsection 2.4(a) of the Credit Agreement is hereby amended by adding the following proviso at the end of such sentence:

              "; PROVIDED, that if the Termination Date is extended pursuant to Section 2.7(a) and there are any Non-Extending Banks, any Loans owing to such Non-Extending Banks on the Termination Date applicable to such Non-Extending Bank shall be repaid on such Termination Date."

         1.3. AMENDMENT TO SUBSECTION 3.1. Subsection 3.1 of the Credit Agreement is hereby amended by substituting "December 31, 1999" for "December 31, 1998".



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         1.4. AMENDMENT TO SUBSECTION 3.2. Subsection 3.2 of the Credit
Agreement is hereby amended by substituting "December 31, 1999" for "December 31, 1998".

         1.5. AMENDMENT TO SUBSECTION 3.3. Subsection 3.3 of the Credit Agreement is hereby amended by substituting "December 31, 1999" for "December 31, 1998" and "1999" for "1998".

         1.6. AMENDMENT TO SCHEDULE I. Schedule I of the Credit Agreement is hereby amended by deleting the existing Schedule I in its entirety and substituting in lieu thereof a new Schedule I, which is attached hereto.

                            SECTION II. MISCELLANEOUS

         2.1. CONDITIONS TO EFFECTIVENESS OF AMENDMENT. This Amendment shall become effective as of the date first set forth above (the "AMENDMENT EFFECTIVE DATE") upon satisfaction of the following conditions:

         (a) CORPORATE PROCEEDINGS OF THE COMPANY. The Administrative Agent shall have received, with a counterpart for each Bank, a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Board of Directors of the Company authorizing (i) the execution, delivery and performance of this Agreement, and (ii) the borrowings contemplated hereunder, certified by the Secretary or an Assistant Secretary of the Company as of the Closing Date pursuant to a certificate substantially in the form of Exhibit A, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

         (b) CORPORATE DOCUMENTS. The Administrative Agent shall have received, with a counterpart for each Bank, true and complete copies of the certificate of incorporation and by-laws of the Company, certified as of the Closing Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of the Company.

         (c) LEGAL OPINIONS. The Administrative Agent shall have received, with a counterpart for each Bank, (i) the executed legal opinion of the general counsel of the Company, substantially in the form of Exhibit B-1 and (ii) the executed legal opinion of Simpson Thacher & Bartlett, counsel to the Administrative Agent, substantially in the form of Exhibit B-2.

         (d) EXECUTED COPIES. The Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by the Borrower, the Administrative Agent, the Lenders constituting the Required Lenders under the Credit Agreement and all Lenders having Commitments listed in
    Schedule I.

         2.2. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to each Lender that as of the effective date of this Amendment: (a) this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting creditors' rights generally, by general equitable principles (whether enforcement is sought by proceedings in equity or at law)


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and an implied covenant of good faith and fair dealing; (b) the representations and warranties made by the Loan Parties in the Loan Documents are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties are expressly stated to relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date) and (c) no Default or Event of Default shall have occurred and be continuing as of the date hereof.

         2.3. COUNTERPARTS. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent. The execution and delivery of the Amendment by any Lender shall be binding upon each of its successors and assigns (including Transferees of its commitments and Loans in whole or in part prior to effectiveness hereof) and binding in respect of all of its commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

         2.4. CONTINUING EFFECT; NO OTHER AMENDMENTS. Except to the extent the Credit Agreement is expressly amended hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. This Amendment shall constitute a Loan Document.

         2.5. PAYMENT OF EXPENSES. The Borrower agrees to pay and reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred to date in connection with this Amendment and the other Loan Documents, including, without limitation, the reasonable fees and disbursements of legal counsel to the Administrative Agent.

         2.6. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                     [Rest of page left intentionally blank]


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                     THE CIT GROUP, INC.


                                     By:
                                         ----------------------------------
                                         Name:
                                         Title:



                                     THE CHASE MANHATTAN BANK, as
                                     Administrative Agent and as a Bank


                                     By:
                                         ----------------------------------
                                         Name:
                                         Title:



                                     JPMORGAN, a division of CHASE
                                     SECURITIES INC., as Lead Arranger and
                                     Bookrunner


                                     By:
                                         ----------------------------------
                                         Name:
                                         Title:



                                     BARCLAYS BANK PLC, as Syndication
                                     Agent and as a Bank


                                     By:
                                         ----------------------------------
                                         Name:
                                         Title:




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                                     BANK OF AMERICA, NA, as Syndication
                                     Agent and as a Bank


                                     By:
                                         ----------------------------------
                                         Name:
                                         Title:



                                     CITIBANK, N.A., as Syndication Agent and as a Bank


                                     By:
                                         ----------------------------------
                                         Name:
                                         Title:



                                     THE DAI-ICHI KANGYO BANK,
                                     LIMITED., as Syndication Agent and as
                                     a Bank


                                     By:
                                         ----------------------------------
                                         Name:
                                         Title:





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                                     ABN AMRO BANK N.V.


                                     By:
                                         ----------------------------------
                                         Name:
                                         Title:



                                     By:
                                         ----------------------------------
                                         Name:
                                         Title:



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                                     DRESDNER BANK AG, NEW YORK
                                     BRANCH AND/OR CAYMAN ISLANDS
                                     BRANCHES


                                     By:
                                         ----------------------------------
                                         Name:
                                         Title:



                                     By:
                                         ----------------------------------
                                         Name:
                                         Title:




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                                     FIRST UNION NATIONAL BANK


                                     By:
                                         ----------------------------------
                                         Name:
                                         Title:



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                                     LEHMAN COMMERCIAL PAPER INC.


                                     By:
                                         ----------------------------------
                                         Name:
                                         Title:



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                                     NATIONAL AUSTRALIA BANK
                                     LIMITED, A.C.N. 004044937


                                     By:
                                         ----------------------------------
                                         Name:
                                         Title:



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                                     SOCIETE GENERALE, NEW YORK
                                     BRANCH


                                     By:
                                         ----------------------------------
                                         Name:
                                         Title:



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                                     UBS AG, STAMFORD BRANCH


                                     By:
                                         ----------------------------------
                                         Name:
                                         Title:



                                     By:
                                         ----------------------------------
                                         Name:
                                         Title:



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                                     WESTDEUTSCHE LANDESBANK
                                     GIROZENTRALE


                                     By:
                                         ----------------------------------
                                         Name:
                                         Title:



                                     By:
                                         ----------------------------------
                                         Name:
                                         Title:



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                                     BANK ONE, NA


                                     By:
                                         ----------------------------------
                                         Name:
                                         Title:



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                                     BNP PARIBAS


                                     By:
                                         ----------------------------------
                                         Name:
                                         Title:



                                     By:
                                         ----------------------------------
                                         Name:
                                         Title:



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                                     CREDIT SUISSE FIRST BOSTON


                                     By:
                                         ----------------------------------
                                         Name:
                                         Title:



                                     By:
                                         ----------------------------------
                                         Name:
                                         Title:



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                                     DEUTSCHE BANK AG, NEW YORK
                                     AND/OR CAYMAN ISLANDS
                                     BRANCHES


                                     By:
                                         ----------------------------------
                                         Name:
                                         Title:



                                     By:
                                         ----------------------------------
                                         Name:
                                         Title:





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                                     CANADIAN IMPERIAL BANK OF
                                     COMMERCE


                                     By:
                                         ----------------------------------
                                         Name:
                                         Title:



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                                     ROYAL BANK OF CANADA


                                     By:
                                         ----------------------------------
                                         Name:
                                         Title:



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                                     FLEET NATIONAL BANK


                                     By:
                                         ----------------------------------
                                         Name:
                                         Title:



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                                     HSBC BANK USA


                                     By:
                                         ----------------------------------
                                         Name:
                                         Title:



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                                     LLOYDS TSB BANK PLC


                                     By:
                                         ----------------------------------
                                         Name:
                                         Title:



                                     By:
                                         ----------------------------------
                                         Name:
                                         Title:



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                                     THE BANK OF NEW YORK


                                     By:
                                         ----------------------------------
                                         Name:
                                         Title:



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                                     TORONTO-DOMINION (TEXAS), INC.


                                     By:
                                         ----------------------------------
                                         Name:
                                         Title:



                                     By:
                                         ----------------------------------
                                         Name:
                                         Title:


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                                     COMERICA BANK


                                     By:
                                         ----------------------------------
                                         Name:
                                         Title:



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                                     NORDDEUTSCHE LANDESBANK
                                     GIROZENTRALE NEW YORK BRANCH
                                     AND/OR CAYMAN ISLANDS BRANCH


                                     By:
                                         ----------------------------------
                                         Name:
                                         Title:



                                     By:
                                         ----------------------------------
                                         Name:
                                         Title:



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                                     BANK OF MONTREAL


                                     By:
                                         ----------------------------------
                                         Name:
                                         Title:



                                     By:
                                         ----------------------------------
                                         Name:
                                         Title:



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                                     ALLFIRST BANK


                                     By:
                                         ----------------------------------
                                         Name:
                                         Title:



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                                     FIRST HAWAIIAN BANK


                                     By:
                                         ----------------------------------
                                         Name:
                                         Title:


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                                     WELLS FARGO BANK, N.A.


                                     By:
                                         ----------------------------------
                                         Name:
                                         Title:



                                     By:
                                         ----------------------------------
                                         Name:
                                         Title:



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                                     ARAB BANK PLC


                                     By:
                                         ----------------------------------
                                         Name:
                                         Title:



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                                     BANCA DI ROMA


                                     By:
                                         ----------------------------------
                                         Name:
                                         Title:



                                     By:
                                         ----------------------------------
                                         Name:
                                         Title:



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                                     THE BANK OF NOVA SCOTIA


                                     By:
                                         ----------------------------------
                                         Name:
                                         Title: